Q2 2018 Earnings Summary July 25, 2018 Extended Stay America, Inc. ESH Hospitality, Inc.

important disclosure information This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause Extended Stay America, Inc.’s (the “Corporation”) and ESH Hospitality, Inc.’s (“ESH REIT,” and together with the Corporation, the “Company”) actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward- looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2018 and other documents of the Company on file with or furnished to the SEC. Any forward- looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements. This presentation includes certain non-GAAP financial measures, including Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds from Operations (“FFO”), Adjusted Funds From Operations (“Adjusted FFO”), Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP, and to the Company’s combined annual report on Form 10-K filed with the SEC on February 27, 2018 for definitions of these non-GAAP measures. 2

Q2 2018 Operating Results & Financial Highlights comparable system-wide revenue per available net income (in millions)1 room (“RevPAR”) $65.6 $53.04 $53.91 $49.7 Q2 2017 Q2 2018 Q2 2017 Q2 2018 hotel operating margin2 adjusted FFO per diluted Paired Share1,2 56.7% 56.4% $0.58 $0.53 Q2 2017 Q2 2018 Q2 2017 Q2 2018 adjusted EBITDA (in millions) 1,2 adjusted Paired Share income per diluted Paired Share1,2 $0.35 $172.8 $0.31 $167.3 Q2 2017 Q2 2018 Q2 2017 Q2 2018 1Net Income, Adjusted EBITDA, Adjusted FFO per diluted Paired Share and Adjusted Paired Shared Income per diluted Paired Share were affected by lost contribution from 4 hotels sold in May 2017, 1 hotel sold in December 2017 and 26 hotels sold in 1Q 2018. 2See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. 3

1H 2018 Operating Results & Financial Highlights comparable system-wide revPAR net income (in millions)1 $96.7 $50.72 $49.44 $65.8 1H 2017 1H 2018 1H 2017 1H 2018 hotel operating margin2 adjusted FFO per diluted Paired Share1,2 54.8% 54.5% $1.00 $0.88 1H 2017 1H 2018 1H 2017 1H 2018 adjusted EBITDA (in millions) 1,2 adjusted Paired Share income per diluted Paired Share1,2 $0.54 $302.5 $299.5 $0.46 1H 2017 1H 2018 1H 2017 1H 2018 1Net Income, Adjusted EBITDA, Adjusted FFO per diluted Paired Share and Adjusted Paired Shared Income per diluted Paired Share were affected by lost contribution from 4 hotels sold in May 2017, 1 hotel sold in December 2017 and 26 hotels sold in 1Q 2018. 2See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. 4

Quarterly Distribution and Select Balance Sheet Amounts quarterly distribution cash balance (in millions)2 per Paired Share1 +4.8% $0.22 $249.0 $227.4 $0.21 Q2 2017 Q2 2018 Q1 2018 Q2 2018 adjusted net debt / TTM adjusted EBITDA ratio3 debt outstanding (in millions)4 $2,528 $2,525 3.8X 3.7X Q1 2018 Q2 2018 Q1 2018 Q2 2018 ¹ Distribution dates of August 29, 2017 and August 23, 2018. 2 Includes restricted and unrestricted cash. 3 Net debt calculation is (gross debt – total restricted and unrestricted cash) divided by TTM Adjusted EBITDA on a 598 hotel basis for Q1 2018 and a 599 hotel basis for Q2 2018. 5 4 Gross debt outstanding (excludes discounts and deferred financing costs).

Asset Disposition Update ~150 ~150 ~75 77 31 30 46 4 5 Timing 2Q17 4Q17 1Q18 1Q18 2H18 FCF Multiple3 ~17.5x ~16x ~16x ~19.5x Gross $61 $16 $114 $45 Proceeds4 million million million million 1 Under three purchase and sale agreements to sell in total 46 hotels. Subject to customary due diligence, the Company expects to complete these transactions in 2018 or early 2019, 2 Expected number of hotel assets sold between 2019 and 2021. The actual number of hotels sold may differ. 3 Free Cash Flow Multiple (“FCF”) is equal to the gross proceeds / (TTM adjusted EBITDA – pro forma maintenance and renovation capex). 6 4 Gross proceeds before transaction expense. Three Wall gross transaction includes $1.9 million in franchise application fees.

Future Renovations – 4 packages Next cycle to begin in 4Q 2018 after a nearly 18 month break Future renovation capex spending will vary depending on expected returns at each hotel Base Renovation ~$5k per key •Paint, lighting, case goods, soft goods •Hotel tier average: 3.0 Standard Renovation ~$10k per key •Base renovation plus flooring, roller shades, soft seating, bath mirror, bath vanity light, bed frame, bathtub refinishing •Hotel tier average: 2.2 Premium Renovation ~$15k per key •Standard renovation plus new countertops, new kitchen sink and faucet, new bath vanity, bath accessories, 49” TV & Millwork closet shelf •Hotel tier average: 1.8 Premium Plus Renovation ~$20k per key • Premium renovation plus new appliances and new kitchen cabinets • Hotel tier average: 1.2 Actual renovations may vary. Hotel tiers are as outlined at June 2016 Investor Day material. 7

ESA Pipeline Update Company Owned Pipeline & Recently Opened as of June 30, 2018 Under Option Pre-Development Under Construction Total Pipeline Opened YTD # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms 11 1,367 4 504 0 0 15 1,871 1 115 Third Party Pipeline as of June 30, 2018 Commitments Applications Executed Total Pipeline Opened YTD # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms 15 1,860 4 496 0 0 19 2,356 0 0 Definitions Under Option Locations with a signed purchase and sale agreement Pre-Development Land purchased, permitting and/or site work Under Construction Hotel is under construction Commitments Signed commitment to build a certain number of hotels Applications Submitted a franchise application with deposit Executed Application approved, various stages of pre-development and under construction 8

Q2 2018 Results, Q3 2018 Guidance[1] and Full Year 2018 Guidance[1]

(in millions, except %)	Q2 2018 Guidance	Q2 2018 Actual
RevPAR % Δ[2]	1.0% to 3.0%	1.6%
Adjusted EBITDA	$164 to $170	$167.3

(in millions, except %)	Q3 2018 Guidance[1]		
RevPAR % Δ[2]	1.0%	to	3.0%
Adjusted EBITDA	$170		$176

(in millions, except %)	2018 Guidance			Prior Outlook[4]		
RevPAR % Δ[2]	1.0%	to	2.75%	1.0%	to	3.0%
Net income	$194		$208	$188		$207
Adjusted EBITDA[3]	$595		$610	$600		$620
Depreciation and amortization	$213		$213	$220		$220
Net interest expense	$130		$130	$130		$130
Effective tax rate	16.5%		17.0%	16.0%		17.0%
Adjusted Paired Share income per diluted Paired Share	$1.07		$1.15	$1.04		$1.14
Expected capital returns	$260		$300	$260		$300
Capital expenditures	$205		$235	$205		$235

[1] Guidance for Q3 2018 and full year 2018 is as of July 25, 2018.
[2] RevPAR % Δ shown on a comparable system-wide basis.
[3] Estimated lost contribution of approximately $18 million related to 5 hotel assets sold in 2017, and 26 hotel assets sold in early 2018 for the full year 2018.
[4] Prior guidance from April 26, 2018

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appendix

STATISTICS FOR THE 46 HOTELS UNDER CONTRACT TO BE SOLD (Unaudited) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Total Expected Dispositions (46) Number of hotels 46 46 46 46 Number of rooms 4,778 4,778 4,778 4,778 Occupancy 70.0% 60.7% 62.6% 70.6% ADR $ 51.53 $ 51.98 $ 50.53 $ 51.78 RevPAR $ 36.05 $ 31.57 $ 31.62 $ 36.58 11

COMPANY-OWNED HOTEL REVENUES AND EXPENSES FOR THE 46 HOTELS UNDER CONTRACT FOR DISPOSITION (In thousands) (Unaudited) Total Expected Dispositions (46) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Room revenues $ 15,846 $ 13,876 $ 13,597 $ 15,907 Other hotel revenues 312 293 298 346 Total hotel revenues 16,157 14,169 13,896 16,253 Hotel operating expenses 9,292 8,477 8,665 9,391 Hotel operating expenses includes loss (gain) on disposal of assets of: 96 58 (6) 23 12

NON-GAAP RECONCILIATION OF NET INCOME TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2018 AND 2017

(In thousands)
(Unaudited)

Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Variance		Six Months Ended June 30, 2018	Six Months Ended June 30, 2017	Variance
$ 65,570	$ 49,725	31.9%	Net income	$ 96,665	$ 65,788	46.9%
14,407	15,943	(9.6)%	Income tax expense	20,204	20,426	(1.1)%
32,425	31,701	2.3%	Interest expense, net	64,065	65,307	(1.9)%
102	1,073	(90.5)%	Other non-operating expense (income)	299	(148)	302.0%
(457)	(2,055)	(77.8)%	Other income	(462)	(2,056)	(77.5)%
-	1,897	n/a	(Gain) loss on sale of hotel properties	(38,082)	1,897	2,107.5%
-	7,934	n/a	Impairment of long-lived assets	43,600	20,357	114.2%
53,499	57,804	(7.4)%	Depreciation and amortization	107,514	115,475	(6.9)%
24,264	25,430	(4.6)%	General and administrative expenses	49,485	51,737	(4.4)%
(824)	2,548	132.3%	(Gain) loss on disposal of assets [(1)]	668	6,018	(88.9)%
(1,424)	-	n/a	Franchise and management fees	(2,047)	-	n/a
$ 187,562	$ 192,000	(2.3)%	Hotel Operating Profit	$ 341,909	$ 344,801	(0.8)%
$ 326,948	$ 332,608	(1.7)%	Room revenues	$ 617,158	$ 618,416	(0.2)%
5,492	5,755	(4.6)%	Other hotel revenues	10,767	10,938	(1.6)%
$ 332,440	$ 338,363	(1.8)%	Total room and other hotel revenues	$ 627,925	$ 629,354	(0.2)%
56.4%	56.7%	(30) bps	Hotel Operating Margin	54.5%	54.8%	(30) bps

(1) Included in hotel operating expenses in the unaudited condensed consolidated statements of operations.

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NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2018 AND 2017 (In thousands) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2018 2017 2018 2017 $ 65,570 $ 49,725 Net income $ 96,665 $ 65,788 32,425 31,701 Interest expense, net 64,065 65,307 14,407 15,943 Income tax expense 20,204 20,426 53,499 57,804 Depreciation and amortization 107,514 115,475 165,901 155,173 EBITDA 288,448 266,996 1,785 3,646 Equity-based compensation 4,188 6,329 102 (1) 1,073 (2) Other non-operating expense (income) 299 (3) (148) (4) - 7,934 Impairment of long-lived assets 43,600 20,357 - 1,897 (Gain) loss on sale of hotel properties (38,082) 1,897 (451) (5) 3,125 (6) Other (income) expense 1,048 (7) 7,019 (8) $ 167,337 $ 172,848 Adjusted EBITDA $ 299,501 $ 302,450 (1) Includes foreign currency transaction loss of approximately $0.1 million. (2) Includes loss related to interest rate swap of approximately $1.5 million and foreign currency transaction gain of approximately $0.4 million. (3) Includes foreign currency transaction loss of approximately $0.3 million. (4) Includes foreign currency transaction gain of approximately $0.4 million and loss related to interest rate swap of approximately $0.3 million. (5) Includes gain on disposal of assets of approximately $0.8 million and acquisition costs of approximately $0.3 million incurred in connection with the purchase of one hotel. (6) Includes loss on disposal of assets of approximately $2.5 million and costs incurred in connection with secondary offerings of approximately $0.6 million. (7) Includes loss on disposal of assets of approximately $0.7 million and acquisition costs of approximately $0.3 million incurred in connection with the purchase of one hotel. (8) Includes loss on disposal of assets of approximately $6.0 million and costs incurred in connection with secondary offerings of approximately $1.0 million. 14

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2018 AND 2017

(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended June 30, 2018	Three Months Ended June 30, 2017		Six Months Ended June 30, 2018	Six Months Ended June 30, 2017
$ 0.34	$ 0.27	Net income per Extended Stay America, Inc. common share - diluted	$ 0.42	$ 0.39
$ 65,056	$ 51,775	Net income attributable to Extended Stay America, Inc. common shareholders	$ 79,908	$ 74,876
510	(2,054)	Noncontrolling interests attributable to Class B common shares of ESH REIT	16,749	(9,096)
52,233	56,649	Real estate depreciation and amortization	104,981	113,182
-	7,934	Impairment of long-lived assets	43,600	20,357
-	1,897	(Gain) loss on sale of hotel properties	(38,082)	1,897
(8,880)	(15,423)	Tax effect of adjustments to net income attributable to Extended Stay America, Inc. common shareholders	(18,605)	(31,697)
108,919	100,778	Funds from Operations	188,551	169,519
1,184	-	Debt modification and extinguishment costs	1,621	1,168
-	1,495	Loss on interest rate swap	-	253
(201)	(347)	Tax effect of adjustments to Funds from Operations	(274)	(330)
$ 109,902	$ 101,926	Adjusted Funds from Operations	$ 189,898	$ 170,610
$ 0.58	$ 0.53	Adjusted Funds from Operations per Paired Share – diluted	$ 1.00	$ 0.88
190,183	193,944	Weighted average Paired Shares outstanding – diluted	190,709	194,372

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NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2018 AND 2017

(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended June 30, 2018	Three Months Ended June 30, 2017		Six Months Ended June 30, 2018	Six Months Ended June 30, 2017
$ 0.34	$ 0.27	Net income per Extended Stay America, Inc. common share - diluted	$ 0.42	$ 0.39
$ 65,056	$ 51,775	Net income attributable to Extended Stay America, Inc. common shareholders	$ 79,908	$ 74,876
510	(2,054)	Noncontrolling interests attributable to Class B common shares of ESH REIT	16,749	(9,096)
65,566	49,721	Paired Share Income	96,657	65,780
1,184	-	Debt modification and extinguishment costs	1,621	1,168
102 (1)	1,073 (2)	Other non-operating expense (income)	299 (3)	(148) (4)
-	7,934	Impairment of long-lived assets	43,600	20,357
-	1,897	(Gain) loss on sale of hotel properties	(38,082)	1,897
(451) (5)	3,125 (6)	Other (income) expense	1,048 (7)	7,019 (8)
(142)	(3,255)	Tax effect of adjustments to Paired Share Income	(1,419)	(7,093)
$ 66,259	$ 60,495	Adjusted Paired Share Income	$ 103,724	$ 88,980
$ 0.35	$ 0.31	Adjusted Paired Share Income per Paired Share – diluted	$ 0.54	$ 0.46
190,183	193,944	Weighted average Paired Shares outstanding – diluted	190,709	194,372

(1) Includes foreign currency transaction loss of approximately $0.1 million.

(2) Includes loss related to interest rate swap of approximately $1.5 million and foreign currency transaction gain of approximately $0.4 million.

(3) Includes foreign currency transaction loss of approximately $0.3 million.

(4) Includes foreign currency transaction gain of approximately $0.4 million and loss related to interest rate swap of approximately $0.3 million.

(5) Includes gain on disposal of assets of approximately $0.8 million and acquisition costs of approximately $0.3 million incurred in connection with the purchase of one hotel.

(6) Includes loss on disposal of assets of approximately $2.5 million and costs incurred in connection with secondary offerings of approximately $0.6 million.

(7) Includes loss on disposal of assets of approximately $0.7 million and acquisition costs of approximately $0.3 million incurred in connection with the purchase of one hotel.

(8) Includes loss on disposal of assets of approximately $6.0 million and costs incurred in connection with secondary offerings of approximately $1.0 million.

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TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE YEARS ENDED DECEMBER 31, 2017 (ADJUSTED)1 AND 2018 (OUTLOOK)2 (In thousands) (Unaudited) Year Ended Year Ending December 31, 2018 December 31, 2017 (Outlook) (2) (Adjusted) (1) Low High $ 1,238,825 Total revenues $ 1,257,000 $ 1,279,000 $ 172,188 Net income $ 194,372 $ 208,068 129,772 Interest expense, net 130,000 130,000 59,514 Income tax expense 39,811 41,115 229,216 Depreciation and amortization 212,500 212,500 590,690 EBITDA 576,683 591,683 Adjusted Property EBITDA of hotels not owned (19,906) for entirety of period presented (2) - - 7,552 Equity-based compensation 7,500 7,500 (399) (3) Other non-operating (income) expense 299 (4) 299 (4) 25,169 Impairment of long-lived assets 43,600 43,600 (9,973) Gain on sale of hotel properties (38,082) (38,082) 9,866 (5) Other expense 5,000 (6) 5,000 (6) $ 602,999 Current Company-Owned Adjusted EBITDA (2) $ 595,000 $ 610,000 % growth -1.3% 1.2% (1) 2017 results adjusted to reflect only those 598 hotels owned and operated by the Company for the full six months ended June 30, 2018. (2) 2018 outlook includes revenues of approximately $5.0 million and Adjusted EBITDA of approximately $2.0 million for the 26 hotels sold in the first quarter. (3) Includes foreign currency transaction gain of approximately $0.7 million and loss related to interest rate swap of approximately $0.3 million. (4) Includes foreign currency transaction loss of approximately $0.2 million. (5) Includes loss on disposal of assets of approximately $8.6 million, costs incurred in connection with secondary offerings of approximately $1.1 million and transaction costs of approximately $0.2 million due to the revision of an estimate related to the sale of hotel properties. (6) Includes loss on disposal of assets and other non-operating expenses. 17

NON-GAAP RECONCILIATION OF NET INCOME TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE YEARS ENDED DECEMBER 31, 2017 (ACTUAL) AND 2018 (OUTLOOK)

(In thousands, except per share and per Paired Share data)

(Unaudited)

Year Ended December 31, 2017 (Actual)		Year Ending December 31, 2018 (Outlook) Low	Year Ending December 31, 2018 (Outlook) High
$ 0.41	Net income per Extended Stay America, Inc. common share - diluted	$ 0.45	$ 0.48
$ 78,847	Net income attributable to Extended Stay America, Inc. common shareholders	$ 86,268	$ 91,740
93,325	Noncontrolling interests attributable to Class B common shares of ESH REIT	108,088	116,312
172,172	Paired Share Income	194,356	208,052
2,351	Debt modification and extinguishment costs	1,621	1,621
(399) [1]	Other non-operating (income) expense	299 [2]	299 [2]
25,169	Impairment of long-lived assets	43,600	43,600
(9,973)	Gain on sale of hotel properties	(38,082)	(38,082)
9,866 [3]	Other expense	5,000 [4]	5,000 [4]
(6,241)	Tax effect of adjustments to Paired Share Income	(2,114)	(1,990)
$ 192,945	Adjusted Paired Share Income	$ 204,680	$ 218,500
$ 1.00	Adjusted Paired Share Income per Paired Share – diluted	$ 1.07	$ 1.15
	% growth	7.7%	15.0%
193,670	Weighted average Paired Shares outstanding – diluted	190,709	190,709

[1] Includes foreign currency transaction gain of approximately $0.7 million and loss related to interest rate swap of approximately $0.3 million.

[2] Includes foreign currency transaction loss of approximately $0.3 million.

[3] Includes loss on disposal of assets of approximately $8.6 million, costs incurred in connection with secondary offerings of approximately $1.1 million and transaction costs of approximately $0.2 million due to the revision of an estimate related to the sale of three hotel properties.

[4] Includes loss on disposal of assets and other non-operating expenses.

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